UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K/A
(Amendment No. 1)
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015 (March 9, 2015)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.  FINANCIAL INFORMATION.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends the Form 8-K dated March 9, 2015, originally filed by Forward Air Corporation (the “Company”) with the Securities and Exchange Commission (“SEC”) on March 9, 2015 (the “Original Report”). On March 9, 2015, the Company filed the Original Report to report the acquisition of CLP Towne Inc., as more thoroughly described therein. At the time of the filing of the Original Report, certain financial statements were not available and, accordingly, were not filed with the Original Report. The Company is filing this Amendment No. 1 to the Original Report to include those financial statements and the pro forma financial information required to be filed under Item 9.01.
SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The following financial statements of CLP Towne Inc. are filed herewith. The financial statements are included in this report as Exhibit 99.1 and Exhibit 99.2 hereto, which follow the signature page of this report:
Exhibit 99.1 - Audited consolidated balance sheet of CLP Towne Inc. as of December 31, 2013 and the related consolidated statements of income, stockholders' equity and cash flows for the year ended December 31, 2013.
Exhibit 99.2 - Unaudited consolidated balance sheet of CLP Towne Inc. as of September 30, 2014 and the related consolidated statements of income and cash flows for the nine months ended September 30, 2014 and 2013.
(b) Pro Forma Financial Information.

The following financial statements of the Company are filed herewith. The financial statements are included in this report as Exhibit 99.3 hereto, which follow the signature page of this report:
Exhibit 99.3 - Unaudited pro forma combined consolidated balance sheet as of September 30, 2014 and statements of comprehensive income for the year ended December 31, 2013 and the nine months ended September 30, 2014.
(d) Exhibits. The following exhibits are being furnished as part of this Current Report.

No.	Exhibit
23.1	Consent of McGladrey LLP, Independent Registered Public Accounting Firm
99.1
Audited consolidated balance sheet of CLP Towne Inc. as of December 31, 2013 and the related consolidated statements of income, stockholders' equity and cash flows for the year ended December 31, 2013.

99.2	Unaudited consolidated balance sheet of CLP Towne Inc. as of September 30, 2014 and the related consolidated statements of income and cash flows for the nine months ended September 30, 2014 and 2013.
99.3
Unaudited pro forma combined consolidated balance sheet as of September 30, 2014 and statements of comprehensive income for the year ended December 31, 2013 and the nine months ended September 30, 2014 and the notes related thereto

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: May 22, 2015	By:	/s/ Rodney L. Bell
Rodney L. Bell
Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

No.	Exhibit
23.1	Consent of McGladrey LLP, Independent Registered Public Accounting Firm
99.1
Audited consolidated balance sheet of CLP Towne Inc. as of December 31, 2013 and the related consolidated statements of income, stockholders' equity and cash flows for the year ended December 31, 2013.

99.2	Unaudited consolidated balance sheet of CLP Towne Inc. as of September 30, 2014 and the related consolidated statements of income and cash flows for the nine months ended September 30, 2014 and 2013.
99.3
Unaudited pro forma combined consolidated balance sheet as of September 30, 2014 and statements of comprehensive income for the year ended December 31, 2013 and the nine months ended September 30, 2014 and the notes related thereto